UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2006

NAUGATUCK VALLEY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

United States	0-50876	65-1233977
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

333 Church Street, Naugatuck, Connecticut		06770
(Address of principal executive offices)		(Zip Code)

(203) 720-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure

        On October 30, 2006, Naugatuck Valley Financial Corporation issued a press release announcing that President and Chief Executive Officer John C. Roman will present at the America's Community Bankers Community Bank Investors Conference, to be held in New York City, on November 2, 2006. A copy of the press release and a copy of the investor presentation are furnished with this Report as Exhibits 99.1 and 99.2, respectively.

Item 9.01           Financial Statements and Exhibits

(c)	The following exhibit is furnished herewith:

Exhibit 99.1 Press Release dated October 30, 2006

Exhibit 99.2 Investor Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: October 31, 2006	By: /s/ John C. Roman
John C. Roman
President and Chief Executive Officer